EXHIBIT 10.8


                                  BILL OF SALE

THIS INDENTURE made the 20th day of September, 1999.

BETWEEN:

            RONALD H. SMALLWOOD, of 4325 192nd Street, Surrey,
            British Columbia, V4P 1M5

            (the "Vendor")

                                                               OF THE FIRST PART

AND:

            ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

            (the "Purchaser")

                                                              OF THE SECOND PART

     WHEREAS the Vendor has agreed to sell and the Purchaser has agreed to purchase the domain name "bcbids.com" (the "Name") in consideration of the purchase price of $200.00;

     NOW THEREFORE THIS INDENTURE WITNESSES that the Vendor grants, sells, assigns, transfers, and conveys the Name to the Purchaser;

     TO HOLD the Name and all right, title, and interest of the Vendor thereto and therein unto and to the use of the Purchaser;

     AND the Purchaser agrees to pay to the Vendor the purchase price of $200.00 for the Name;

     AND the Purchaser agrees that it will be responsible for the payment of any and all applicable social services taxes or other sales taxes in respect of the purchase and sale of the Name;

     AND the Vendor represents and warrants to the Purchaser as follows:

(a) Marketable Title. The Vendor owns and possesses and has a good and marketable title to the Name and, on the sale of the Name hereunder, the Name will be free and clear of all liens, charges, mortgages, pledges, security interests, encumbrances, or other claims whatsoever;


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(b)  Domain Name. The Vendor:

     (i) is the sole and exclusive registered and beneficial owner of the Name, free and clear of all encumbrances whatsoever;

     (ii) is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs his ability to sell, transfer, assign or convey, or that otherwise affects, the Name; and

     (iii) has paid all fees or other costs associated with maintaining the registration of the Name for the 1999 calendar year, and the registration of the Name is in good standing with Network Solutions, Inc.; and

(c)  Exclusions  and  Limitations.   The  Vendor  makes  no  representations  or
     warranties regarding its right to the Name or use of the Name except as set forth in (b) above and except that:

     (i) the Vendor has not granted the right or license to any person to use the Name;

     (ii) the Vendor has not received notice from any person that the Vendor's use of the Name infringes the rights of any other person; and

     (iii) the Vendor has not assigned any rights to the Name or any other trademarks to any other person;

     THIS INDENTURE will be governed by and construed in accordance with the laws of British Columbia.

     IN WITNESS WHEREOF the parties have signed this Indenture as of the date written above.


/s/ Ronald Smallwood
------------------------------------
RONALD H. SMALLWOOD


ABLE AUCTIONS (1991) LTD.
Per:

/s/ Abdul Ladha
------------------------------------
Authorized Signatory